SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia

(State or other jurisdiction of incorporation or organization)

2-63273	62-1051971
(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(904) 359-3200

ITEM 5. OTHER EVENTS

CSX Corporation issued a press release and its quarterly Flash document on financial and operating results for the first quarter ended March 28, 2003. The press release is filed as Exhibit 99.1 and the quarterly Flash document is filed as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this report.

99.1	Press Release of April 30, 2003 from CSX Corporation.
99.2	Quarterly Flash Document

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ CAROLYN T. SIZEMORE
Carolyn T. Sizemore Vice President and Controller (Principal Accounting Officer)

Date: April 30, 2003

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